Exhibit 10.1

SERIES A WARRANT AGREEMENT

between

XO COMMUNICATIONS, INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY,

as Warrant Agent

January 16, 2003

Exhibits

Exhibit A – Form of Global Warrant Certificate
Exhibit B-1 – Form of Election (Physical Delivery)
Exhibit B-2 – Form of Election (Depository Trust Company)

     This SERIES A WARRANT AGREEMENT (this “Agreement”) dated as of January 16, 2003 is by and between XO COMMUNICATIONS, INC., a Delaware corporation (the “Company”), and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York corporation (in its capacity as warrant agent hereunder, the “Warrant Agent”).

W I T N E S S E T H

     WHEREAS, pursuant to the Third Amended Plan of Reorganization for the Company dated July 22, 2002 (as further modified, supplemented or amended, the “Plan”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., the Company proposes to issue series A warrants (the “Warrants”) entitling the holders to purchase initially an aggregate of up to 9,500,000 shares (as adjusted from time to time pursuant to this Agreement, the “Shares”) of the Company’s Common Stock, par value $0.01 per share (“Common Stock”);

     WHEREAS, the Warrant Agent, at the request of the Company, has agreed to act as the agent of the Company in connection with the issuance, registration, transfer, exchange, exercise and conversion of the Warrants;

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereto agree as follows:

     SECTION 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement; and the Warrant Agent hereby accepts such appointment, upon the terms and conditions hereinafter set forth.

     SECTION 2. Issuances. Subject to the provisions of this Agreement, in accordance with the terms of the Plan, on (and from time to time after) the Effective Date (as defined in the Plan), Warrants to purchase the Shares will be issued and delivered by the Company in the amounts and to the recipients specified in the Plan. On or after the Effective Date, the Company will deliver, or cause to be delivered, one or more Global Warrant Certificates (as defined below) or Definitive Warrant Certificates (as defined below) evidencing the Warrants in accordance with the terms of the Plan.

     SECTION 3. Form of Warrant Certificates. Subject to Section 6 of this Agreement, the Warrants to be issued under the Plan to holders of Senior Notes (as defined in the Plan) shall initially be issued in the form of one or more global certificates (the “Global Warrant Certificates”), the forms of election to exercise and of assignment to be printed on the reverse thereof, in substantially the form set forth in Exhibit A hereto (not including the information set forth in footnote 1 thereto, but including the information set forth in footnote 2 thereto) together with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Warrant Certificates, as evidenced by their execution of the Warrant Certificates.

     The Global Warrant Certificates shall be deposited on or after the Effective Date with, or with the Warrant Agent as custodian for, The Depository Trust Company (the “Depositary”) and registered in the name of Cede & Co., as the Depositary’s nominee. Each Global Warrant Certificate shall represent such number of the outstanding Warrants as specified therein, and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, in accordance with the terms of this Agreement. Upon request, a Holder may receive from the Depositary and the Warrant Agent Warrants in definitive form (the “Definitive Warrant Certificates” and, together with the Global Warrant Certificates, the “Warrant Certificates”), substantially in the form of Exhibit A (not including footnote 1 or 2 thereto) as set forth in Section 6 below. The Warrants to be issued under the Plan to holders of General Unsecured Claims (as defined in the Plan) shall initially be issued in the form of one or more Definitive Warrant Certificates.

     SECTION 4. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its President, a Vice President or its Treasurer (each, an “Officer”). Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of any such Officer and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any Officer.

     If any Officer who shall have signed any of the Warrant Certificates shall cease to be such Officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such Officer had not ceased to be such Officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

     SECTION 5. Registration and Countersignature. The Warrant Agent shall, upon receipt of the Warrant Certificates duly executed on behalf of the Company, countersign one or more Warrant Certificates evidencing the Warrants and shall deliver such Warrant Certificates to or upon the written order of the Company. A Warrant Certificate shall be, and shall remain, subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been canceled in accordance with the terms hereof.

     No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that such Warrant Certificate so countersigned has been duly issued hereunder.

     The Warrant Agent shall keep, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register the Warrant Certificates and exchanges and transfers of outstanding Warrant Certificates in accordance with the procedures set forth in Section 6 of this Agreement, all in form satisfactory to the Company and the Warrant Agent. No service charge shall be made for any exchange or registration of transfer of the Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer. The Warrant Agent shall have no obligation to effect an exchange or register a transfer unless and until any payments required by the immediately preceding sentence have been made.

     Prior to due presentment for registration of transfer or exchange of any Warrant in accordance with the procedures set forth in this Agreement, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered (the “Holder” of such Warrant) as the absolute owner of such Warrant (notwithstanding any notation of ownership or other writing made in a Warrant Certificate by anyone), for the purpose of any exercise thereof, any distribution to the Holder thereof and for all other purposes, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

     SECTION 6. Registration of Transfers and Exchanges.

         (a) Transfer and Exchange of Global Warrant Certificates or Beneficial Interests Therein. The transfer and exchange of Global Warrant Certificates or beneficial interests therein shall be effected through the Depositary, in accordance with this Agreement and the procedures of the Depositary therefor.

         (b) Exchange of a Beneficial Interest in a Global Warrant Certificate for a Definitive Warrant Certificate.

              (i) Any Holder of a beneficial interest in a Global Warrant Certificate may, upon request, exchange such beneficial interest for a Definitive Warrant Certificate. Upon receipt by the Warrant Agent from the Depositary or its nominee of written instructions or such other form of instructions as is customary for the Depositary on behalf of any person having a beneficial interest in a Global Warrant Certificate, the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depositary and Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be reduced by the number of Warrants to be represented by the Definitive Warrant Certificates to be issued in exchange for the interest of such person in the Global Warrant Certificate and, following such reduction, the Company shall execute and the Warrant Agent shall countersign and deliver to the transferee, as the case may be, a Definitive Warrant Certificate.

              (ii) Definitive Warrant Certificates issued in exchange for a beneficial interest in a Global Warrant Certificate pursuant to this Section 6(b) shall be registered in such names as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent. The Warrant Agent shall deliver such Definitive Warrant Certificates to the persons in whose names such Warrants are so registered.

         (c) Transfer and Exchange of Definitive Warrant Certificates. When Definitive Warrant Certificates are presented to the Warrant Agent with a request:

              (i) to register the transfer of the Definitive Warrant Certificates; or

              (ii) to exchange such Definitive Warrant Certificates for an equal number of Definitive Warrant Certificates of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Warrant Certificates presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by the Holder thereof or by his attorney, duly authorized in writing.

         (d) Restrictions on Exchange or Transfer of a Definitive Warrant Certificate for a Beneficial Interest in a Global Warrant Certificate. A Definitive Warrant Certificate may not be exchanged for a beneficial interest in a Global Warrant Certificate except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant Certificate, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant Certificate to reflect an increase in the number of Warrants represented by the Global Warrant Certificate equal to the number of Warrants represented by such Definitive Warrant Certificate, then the Warrant Agent shall cancel such Definitive Warrant Certificate and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be increased accordingly. If no Global Warrant Certificates are then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant Certificate representing the appropriate number of Warrants.

         (e) Restrictions on Transfer and Exchange of Global Warrant Certificates. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 6(f)), unless and until it is exchanged in whole for Definitive Warrant Certificates, a Global Warrant Certificate may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         (f) Countersigning of Definitive Warrant Certificates in Absence of Depositary. If at any time:

              (i) the Depositary for the Global Warrant Certificates notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrant Certificates and a successor Depositary for the Global Warrant Certificates is not appointed by the Company within 90 days after delivery of such notice; or

              (ii) the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrant Certificates under this Agreement,

then the Company shall execute, and the Warrant Agent, upon written instructions signed by an officer of the Company, shall countersign and deliver Definitive Warrant Certificates, in an aggregate number equal to the number of Warrants represented by the Global Warrant Certificates, in exchange for such Global Warrant Certificates.

         (g) No Warrants, or shares of Common Stock issuable upon exercise of the Warrants, shall be sold, exchanged or otherwise transferred in violation of the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws. The Company or the Warrant Agent may require that, as a condition to any sale, exchange or transfer of a Warrant or such shares of Common Stock that the Holder deliver to the Company and the Warrant Agent an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and to the Warrant Agent, to the effect that such sale, exchange or transfer is made in compliance with the Securities Act and all applicable state securities laws or pursuant to an exempt transaction under the Securities Act and state securities laws. The provisions of this paragraph (g) shall not apply to the exercise of any Warrant to the extent that the Shares issued upon such exercise (and any unexercised portion of the Warrant so exercised) shall be issued to the same Holder that exercised such Warrant.

          (h) The Warrant Certificates and the shares of Common Stock issuable upon exercise of the Warrants shall bear such legends as the Company shall determine reflecting the restrictions in the immediately preceding Section 6(g).

          (i)  Cancellation of Global Warrant Certificate. At such time as all beneficial interests in Global Warrant Certificates have either been exchanged for Definitive Warrant Certificates, redeemed, repurchased or cancelled, all Global Warrant Certificates shall be returned to or retained and cancelled by the Warrant Agent.

         (j) Obligations with Respect to Transfers and Exchanges of Warrants.

              (i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent is hereby authorized to countersign, in accordance with the provisions of Section 3 and this Section 6, Definitive Warrant Certificates and Global Warrant Certificates as required pursuant to the provisions of this Section 6 and for the purpose of any distribution of Warrant Certificates contemplated by Section 14.

              (ii) All Definitive Warrant Certificates and Global Warrant Certificates issued upon any registration of transfer or exchange of Definitive Warrant Certificates or Global Warrant Certificates shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Definitive Warrant Certificates or Global Warrant Certificates surrendered upon such registration of transfer or exchange.

              (iii) No service charge shall be made to a Holder for any registration, transfer or exchange.

              (iv) So long as the Depositary, or its nominee, is the registered owner of a Global Warrant Certificate, the Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the Warrants represented by such Global Warrant Certificate for all purposes under this Agreement. Except as provided in Section 6(b) upon the exchange of a beneficial interest in a Global Warrant Certificate for a Definitive Warrant Certificate, owners of beneficial interests in a Global Warrant Certificate will not be entitled to have any Warrants registered in their names, and will not receive or be entitled to receive physical delivery of any such Warrants as Definitive Warrant Certificates and will not be considered the owners or holders thereof under the Warrants or this Agreement. Neither the Company nor the Warrant Agent, in its capacity as registrar for such Warrants, will have any responsibility or liability for any aspect of the records relating to beneficial interests in a Global Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial interests.

         (v) Subject to Sections 6(b), (c), (d) and this Section 6(j), the Warrant Agent shall, upon receipt of all information required to be delivered hereunder, from time to time register the transfer of any outstanding Warrants represented by Warrant Certificates in the Warrant Register, upon surrender of Warrant Certificates representing such Warrants at the Warrant Agent Office (as defined below), duly endorsed, and accompanied by a completed form of assignment, duly signed by the Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, such signature to be guaranteed by (i) a bank or trust company, (ii) a broker or dealer that is a member of the National Association of Securities Dealers, Inc. (the “NASD”) or (iii) a member of a national securities exchange. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee.

     SECTION 7. Duration and Exercise of Warrants.

         (a) The Warrants shall expire at 5:00 p.m., New York City time on January 16, 2010 (such date, the “Expiration Date”). On the Expiration Date, the Warrants will become void and of no value.

         (b) Subject to the provisions of this Agreement, including Section 14, each Warrant shall entitle the holder thereof to purchase from the Company (and the Company shall issue and sell to such holder) one fully paid and nonassessable Share at a price equal to $6.25 per share (subject to the following sentence and as the same may be hereafter adjusted pursuant to Section 14, the “Exercise Price”). Notwithstanding any other provision hereof, in the event that the Rights Shares (as defined in the Plan) are offered for sale in the Rights Offering (as defined in the Plan) at a price per share equal to less than $5.00 (such lower price, the “Rights Offering Price”), then the Exercise Price shall be reduced, effective as of the Effective Date (as defined in the Plan), to an amount equal to 125% of the Rights Offering Price.

         (c) From and after the Effective Date under, and as defined in, the Plan and until 5:00 p.m., New York City time, on the Expiration Date with respect to such Warrant, the Holder of a Warrant may exercise such Holder’s right to purchase Shares by

              (i) providing written notice of such election (“Warrant Exercise Notice”) to exercise the Warrant to the Warrant Agent at the address set forth in Section 20(b) hereof, “Re: XO Communications, Inc. Warrant Exercise”, by hand or by facsimile, no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall be in the form of an election to purchase Shares of Common Stock of the Company substantially in the form set forth either (x) in Exhibit B-1 hereto, properly completed and executed by the Holder; provided that such written notice may only be submitted by persons who hold Definitive Warrant Certificates, or (y) in Exhibit B-2 hereto, properly completed and executed by the Holder; provided that such written notice may only be submitted with respect to Warrants held through the book-entry facilities of the Depositary, by or through persons that are direct participants in the Depositary;

              (ii) delivering, either (x) no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date, as defined below, such Warrants to the Warrant Agent by book-entry transfer through the facilities of the Depositary or (y) no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date, the Warrant Certificates evidencing such Warrants to the Warrant Agent if Definitive Warrant Certificates have been issued and delivered pursuant to Section 3; and

              (iii) paying the applicable Exercise Price multiplied by the number of Shares in respect of which such Warrants are being exercised (the “Exercise Amount”), together with any applicable taxes and governmental charges. The date three business days after a Warrant Exercise Notice is delivered is referred to for all purposes under this Agreement as the “Settlement Date”.

         (d) The Exercise Amount shall be payable in lawful money of the United States of America by wire transfer in immediately available funds of the Exercise Amount to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or by delivery of a certified check in immediately available funds of the Exercise Amount to the Warrant Agent at its corporate office, in each case no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date.

         (e) Any exercise of a Warrant pursuant to the terms of this Agreement shall be irrevocable and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with its terms.

         (f) The Warrant Agent shall notify the Depositary of (x) the Warrant Agent’s account at the Depositary to which the Warrants must be delivered by the business day immediately prior to the Settlement Date for those Warrants to be exercised through the book-entry facilities of the Depositary and (y) the address, phone number and facsimile number where holders of the Warrants can contact the Warrant Agent to which Warrant Exercise Notices are to be submitted.

         (g) Promptly following delivery of Warrants to a Holder, the Company shall notify such Holder (through the clearing system) of (i) the Warrant Agent’s account at the Depositary to which holders must deliver Warrants on the business day immediately prior to the Settlement Date, (ii) the Warrant exercise procedures of the Depositary and (iii) the address, telephone number and facsimile number where Holders can contact the Warrant Agent and to which Holders must submit Warrant Exercise Notices if they decide to exercise their Warrants. At such time, the Company shall also provide then Holders with a Warrant Exercise Notice and the pertinent instructions as to how to exercise their Warrants.

         (h) The Warrant Agent shall:

              (i) examine all Warrant Exercise Notices and all other documents delivered to it by or on behalf of holders as contemplated by the Warrant Certificates to ascertain whether, on their face, such Warrant Exercise Notices and any such other documents have been executed and completed in accordance with their terms and the terms of the Warrant Certificates;

              (ii) determine whether the exercising Warrant Holder has delivered the related Warrants to the Warrant Agent’s account at the Depositary. In each case where a Warrant Exercise Notice or other document appears on its face to have been improperly completed or executed or some other irregularity in connection with the exercise of the Warrants exists, the Warrant Agent shall endeavor to inform the appropriate parties (including the person submitting such instrument) of the need for fulfillment of all requirements, specifying those requirements which appear to be unfulfilled.

              (iii) inform the Company of and cooperate with and assist the Company in resolving any reconciliation problems between Warrant Exercise Notices received and delivery of Warrants to the Warrant Agent’s account;

              (iv) advise the Company no later than one business day after receipt of a Warrant Exercise Notice, of (i) the receipt of such Warrant Exercise Notice and the number of Warrants exercised in accordance with the terms and conditions of this Agreement, (ii) the instructions with respect to delivery of the shares of Common Stock of the Company deliverable upon such exercise, subject to timely receipt from the Depositary of the necessary information, and (iii) such other information as the Company shall reasonably require;

              (v) notify, by such time as necessary to ensure a prompt closing, the Depositary, with a copy to the Company, each account at the Depositary to be credited with Common Stock and the amount thereof to be credited to each such account; and

              (vi) subject to Common Stock being made available to the Warrant Agent by or on behalf of the Company for delivery to accounts within the Depositary, liaise with the Depositary and endeavor to effect such delivery to the relevant accounts at the Depositary in accordance with its requirements.

         (i) As soon as practicable after the exercise of any Warrant, the Company shall issue, or otherwise deliver, in authorized denominations to or upon the order of the Holder of the Warrant Certificates evidencing such Warrants, either

              (i) if such Holder holds the Warrants being exercised through the Depositary’s book-entry transfer facilities, by same-day credit to such Holder’s account at the Depositary or to the account of a participant in the Depositary the number of Shares to which such Holder is entitled, in each case registered in such name and delivered to such account as directed in the Warrant Exercise Notice by such Holder or by the direct participant in the Depositary through which such Holder is acting, or

              (ii) if such Holder holds the Warrants being exercised in the form of Definitive Warrant Certificates, by delivery to the address designated by such Holder in its Warrant Exercise Notice of a physical certificate representing the number of Shares to which such Holder is entitled, in fully registered form, registered in such name or names as may be directed by such Holder. If less than all of the Warrants evidenced by a Warrant Certificate surrendered upon the exercise of Warrants are exercised at any time prior to the date of expiration for the Warrants , a new Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by the Warrant Certificate so surrendered, and the Warrant Agent is hereby authorized to countersign the required new Warrant Certificate or Certificates pursuant to the provisions of Section 6 and this Section 7.

     SECTION 8. Rights Upon Dissolution or Liquidation. Notwithstanding any other provision of this Agreement, in the event that, at any time after the date hereof and prior to the Expiration Date, there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall (or shall cause the Warrant Agent to) give notice by first-class mail to each holder of an outstanding Warrant at such holder’s address as it appears on the Warrant Register maintained by the Warrant Agent, not less than twenty days before any date set for definitive action), of the date on which such dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of the shares of record of Common Stock or other securities, if any, underlying the Warrants shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding up, as the case may be.

     SECTION 9. Cancellation of Warrants. If the Company shall purchase or otherwise acquire Warrants, the Warrant Certificates representing such Warrants shall thereupon be delivered to the Warrant Agent and be cancelled by it and retired. The Warrant Agent shall cancel all Warrant Certificates surrendered for exchange, substitution, transfer or exercise in whole or in part. Such cancelled Warrant Certificates shall thereafter be disposed of in a manner satisfactory to the Company.

     SECTION 10. Mutilated or Missing Warrant Certificates. If any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, and the Warrant Agent shall countersign and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent of the loss, theft or destruction of such Warrant Certificate and the posting of an indemnity or bond, if requested by either the Company or the Warrant Agent, also reasonably satisfactory to them. Upon the issuance of any new Warrant Certificate under this Section 10, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable out-of-pocket expenses (including the fees and expenses of the Warrant Agent) in connection therewith.

     SECTION 11. Reservation of Shares. For the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Warrants, the Company will at all times through the Expiration Date, reserve and keep available, free from preemptive rights and out of its aggregate authorized but unissued or treasury shares of Common Stock, the number of Shares deliverable upon the exercise of all outstanding Warrants, and the transfer agent for the Company’s Common Stock (such agent, in such capacity, as may from time to time be appointed by the Company, the “Transfer Agent”) is hereby irrevocably authorized and directed at all times to reserve such number of authorized and unissued or treasury shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Agreement on file with such

Transfer Agent and with every transfer agent for any shares of the Company’s capital stock issuable upon the exercise of Warrants pursuant to Section 7. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent stock certificates issuable upon exercise of outstanding Warrants, and the Company will supply such Transfer Agent with duly executed stock certificates for such purpose.

     Before taking any action that would cause an adjustment pursuant to Section 14 reducing any Exercise Price below the then par value (if any) of the Shares issuable upon exercise of the Warrants, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Shares at such Exercise Price as so adjusted.

     The Company covenants that all shares of Common Stock issued upon exercise of the Warrants will, upon delivery of the Company assuming payment in full of the Exercise Price therefor, be fully paid and nonassessable and free from all taxes, liens, charges and security interests of any nature whatsoever other than such liens, charges and security interests granted by the Holder.

     SECTION 12. Stock Exchange Listings. So long as any Warrants remain outstanding, if the shares of Common Stock are (i) listed on a national securities exchange or (ii) listed for quotation on the Nasdaq National Market System or any other over-the-counter quotation system, the Company will use commercially reasonable efforts to have each of the shares of Common Stock, immediately upon their issuance upon exercise of Warrants, listed on such exchange or system. .

     SECTION 13. Provision of Financial Information. So long as any Warrants remain outstanding, and whether or not the Company shall be required to file annual reports, quarterly reports and other documents with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Reports”), the Company will either file the Reports with the SEC when due or make the Reports generally and readily available to the public on its primary website within five business days of the date by which the Company would have been required to file such Reports, will promptly upon written request file five copies of each such Report with the Warrant Agent, and, promptly upon written request, will supply a copy of any such Report to any Holder or prospective Holder.

     SECTION 14. Adjustment of Exercise Price and Number of Shares Purchasable or Number of Warrants. The Exercise Price, the number of shares of Common Stock purchasable upon the exercise of each Warrant and the number of Warrants outstanding are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 14.

         (a) Changes in Capital Stock. If the Company at any time or from time to time after the date hereof shall (i) pay a dividend or make a distribution on Common Stock, in each case, consisting of shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock (including by means of a stock split), (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue, in a reclassification of the Common Stock, other securities of the Company (including any such reclassification in connection with a consolidation or merger of the Company in which the Company is the surviving entity), the number of Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the holder of each Warrant shall be entitled upon exercise to receive the kind and number of Shares or other securities of the Company which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective on the effective date of such event retroactive to the record date, if any, for such event.

              (b) Distributions. If the Company at any time or from time to time after the date hereof shall distribute to all holders of Common Stock (including any such distribution made to the shareholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, shares of another class of its capital stock, cash or other property of any nature (other than distributions and dividends payable in shares of Common Stock and Ordinary Cash Dividends), or any options, warrants or other rights to subscribe for or purchase any of the foregoing, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of shareholders entitled to receive such distribution by a fraction, the numerator of which shall be the Market Price (as defined below) per share of Common Stock as of the business day immediately preceding such record date, less the fair market value (as determined in good faith by the Board of Directors (including any authorized committee thereof, the “Board of Directors”), whose determination shall be conclusive for all purposes and described in a reasonably detailed statement filed with the Warrant Agent) of the portion of the evidences of indebtedness, shares or property so to be distributed (net of the exercise price or purchase price therefor in the case of distribution of options, warrants or other rights to subscribe or purchase such indebtedness, shares or other property), applicable to one share, and the denominator of which shall be such Market Price per share of Common Stock as of the business day immediately preceding such record date. Such adjustment shall be made whenever any such distribution is made and shall become effective at the close of business on such record date. The term “Market Price” shall mean (x) the average closing price of a share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the date of exercise of this Warrant as reported on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or (y) if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices during such ten trading day period in the over-the-counter market as reported by the NASD Automated Quotation System (“Nasdaq”) National Market or any comparable system or (z) in all other cases, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error.

     "Ordinary Cash Dividends” means quarterly cash dividends, not to exceed (in the aggregate in any calendar year) 5% of the value of all Common Stock outstanding (valued at the Market Price thereof at the close of business on the date of any such declaration), and not to exceed, in any quarter, the greater of (x) the net income of the Company for the quarter last ended and (y) the cumulative increase in retained earnings of the Company from the date of this Agreement through the end of such quarter.

         (c) Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation or merger of the Company with or into any other person, or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that the holders of the holders of the Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or other property (whether such stock, securities, cash or other property are issued or distributed by the Company or any other person) with respect to or in exchange for the Common Stock (each such transaction, an “Organic Change”), then, as a condition to consummation of such Organic Change, lawful, enforceable and adequate provision shall be made whereby the holders of the Warrants shall thereafter have the right to acquire and receive upon exercise of such Warrants, in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such Warrants, such shares of stock, securities, cash or other property issuable or payable in the Organic Change with respect to or in exchange for such number of outstanding shares of Common Stock as would have been received upon exercise of such Warrants had such Warrants been exercised immediately before such Organic Change, subject to adjustments for events subsequent to the effective date of such Organic Change as nearly equivalent as may be practicable to the adjustments provided for in this Section 14, provided that the Company shall have the right, at its sole option, to substitute on a per share basis an equal amount of cash for any such stock, securities or other property which would otherwise have been issuable or payable to the holder of any Warrant upon exercise thereof to the extent attributable to the Option Value of such Warrant. The Company shall not effect any Organic Change unless prior to the consummation thereof, the successor entity (if different from the Company) resulting from such consolidation or merger or the entity purchasing or leasing such assets assumes by written instrument delivered to the Warrant Agent the obligation to deliver to each such Holder such shares of stock, securities, cash or other property as, in accordance with the foregoing provisions, such Holder may be entitled to acquire. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving person, or in any contract of sale, merger, conveyance, lease, transfer or otherwise, so that the provisions set forth in this Agreement for the protection of the rights of the holders of the Warrants shall thereafter continue to be applicable. The foregoing provisions of this Section 14(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, leases or other transfers. If, at any time prior to the expiration of eighteen (18) months after the Effective Date of the Plan, a merger, reorganization, reclassification, consolidation or other similar transaction involving the Company is consummated (each a “Conversion Transaction”) whereby the Common Stock held by persons who do not control the Company immediately prior to the Conversion Transaction is converted into the right to receive cash or any other consideration which is not common equity and, as a result of such Conversion Transaction, persons who control the Company immediately prior to the transaction and/or their affiliates also control the surviving entity, then the Warrants will become exercisable (such exercise to be in accordance with the terms contained herein, including, without limitation, the payment of the Exercise Price) on a per share basis for the greater of (i) the amount of cash or other consideration delivered to a non-controlling holder of a share of Common Stock and (ii) the sum of the Exercise Price and the Option Value on the closing date of such Conversion Transaction. If this Section 14(c) applies to any reorganization, reclassification, consolidation, merger, sale, lease or other transfer, then neither Section 14(a) nor Section 14(b) shall apply to such transaction.

     "Option Value” means, for any Warrant, or portion of a Warrant for which cash consideration is substituted for non-cash consideration at the Company’s option as provided above, the value thereof on a per share basis as of the most recent practicable date (without giving effect to the Organic Change in question) as determined in good faith by the board of directors of the Company immediately prior to such date (based upon the advice of an independent investment bank of national standing selected by the Company).

         (d) Below Market Equity Issuances.

              (i) If at any time or from time to time the Company issues or sells, or is deemed to issue or sell,

                  (x) prior to or at consummation of the Plan, any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (other than an issuance of Common Stock as a dividend or in a split of or subdivision in respect of which an adjustment provided for in paragraph (a) above applies or Rights Shares issued in the Rights Offering) for consideration per share of Common Stock less than $5.00 per share (the “Plan Price”), or

                  (y) after consummation of the Plan, any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (other than (1) an issuance of Common Stock as a dividend or in a split of or subdivision in respect of which an adjustment provided for in paragraph (a) above applies, (2) the issuance of Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities in respect of which an adjustment pursuant to clause (i)(x) above applies and has previously been made, and (3) as set forth in clause (iii) below) for consideration per share of Common Stock less than (x) in the case of a public offering, the closing price on the principal exchange on which the Common Stock is quoted on the day before the pricing of such offering and (y) in all other cases, the Market Price (as determined pursuant to Section 14(b)) per share of Common Stock as of the date immediately prior to the first public announcement of such transaction (or consummation of such transaction if the Common Stock is not then publicly traded), or the record date for determination of shareholders entitled to receive (or purchase) such rights, options, warrants, or convertible securities (or options to purchase convertible securities) in the case of a distribution or issuance thereof in respect of the Company’s capital stock, then, and in each such case, the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be adjusted by multiplying the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such issuance or sale by a fraction (not less than one),

                  (A) the numerator of which equals the product of (1) the number of shares of Common Stock of the Company outstanding after giving effect to such sale or issuance (and assuming with respect to rights, options, warrants or convertible or exchangeable securities (or options or rights to purchase convertible or exchangeable securities) that all in-the-money rights, options, warrants or convertible or exchangeable securities (or options or rights to purchase convertible or exchangeable securities) had been fully exercised or converted into Common Stock, as the case may be) and (2) the Market Price (as determined pursuant to Section 14(b)) per share of Common Stock as of immediately prior to such public announcement date, consummation date or record date, as the case may be (or, in the case of clause (i)(x) above, the Plan Price); and

                  (B) the denominator of which equals the sum of (A) the product of (1) the number of shares of Common Stock of the Company outstanding immediately before such public announcement date, consummation date or record date as the case may be (and assuming, with respect to rights, options, warrants or convertible or exchangeable securities (or options or rights to purchase convertible or exchangeable securities) that all in-the-money rights, options, warrants or convertible or exchangeable securities (or options or rights to purchase convertible or exchangeable securities) had been fully exercised or converted into Common Stock, as the case may be), and (2) the Market Price (as determined pursuant to Section 14(b)) per share of Common Stock as of immediately before such public announcement date, consummation date or record date, as the case may be (or, in the case of clause (i)(x) above, the Plan Price), and (B) the aggregate consideration received by the Company for the Common Stock to be so issued or sold or to be purchased or subscribed for, whether directly or issuable upon exercise of such rights, options or warrants or upon conversion or exercise of such convertible or exchangeable securities. For the purposes of such adjustments, the Common Stock which the holders of any such rights, options, warrants or convertible or exchangeable securities (or options or rights to purchase convertible or exchangeable securities) shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such public announcement date, consummation date or record date, as the case may be. Notwithstanding anything herein to the contrary, no adjustment to the number of shares of Common Stock purchasable upon the exercise of each such Warrant shall be made under this Section 14(d) to the extent that the Holders participate in any such distribution by way of an adjustment pursuant to Section 14(a), (b) or (c).

              (ii) For the purposes of any adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant pursuant to Section 14(d)(i), the following provisions shall be applicable:

                  (A) In the case of the issuance of Common Stock or rights, options, warrants or convertible or exchangeable securities (or options or rights to purchase convertible or exchangeable securities) containing the right to subscribe for or purchase Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance and sale thereof.

                  (B) In the case of the issuance of Common Stock or rights, options, warrants or convertible or exchangeable securities (or options or rights to purchase convertible or exchangeable securities) containing the right to subscribe for or purchase Common Stock for a consideration consisting, in whole or part, of property other than cash or its equivalent (including in connection with the acquisition of companies and businesses), the “consideration received by the Company” shall be the fair market value of said property (as determined in good faith by the Board of Directors, whose determination shall be conclusive for all purposes and described in a reasonably detailed statement filed with the Warrant Agent).

                  (C) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall be applicable:

                      (1) The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

                      (2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange of any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights.

                      (3) Upon any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, the number of shares of Common Stock purchasable upon the exercise of each Warrant shall forthwith be readjusted to such number as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change.

                      (4) No further adjustment of the number of shares of Common Stock purchasable upon the exercise of each Warrant adjusted upon the issuance of any such options, rights, convertible securities or exchangeable securities shall be made as a result of the actual issuance of Common Stock on the exercise of any such rights or options or any conversion or exchange of any such securities.

                      (5) Upon the expiration of any rights, options, warrants or conversion privileges (the granting of which resulted in an adjustment to the number of shares of Common Stock purchasable upon exercise of each Warrant pursuant to this Section 14), if such shall not have been exercised after the date hereof, the number of shares of Common Stock purchasable upon exercise of each Warrant and the Exercise Price, to the extent the Warrant has not been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (i) the fact that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company (including for purposes hereof, any underwriting discounts or selling commissions paid by the Company) for the issuance, sale or grant of all such rights, options, warrants or conversion rights whether or not exercised.

                      (iii) No Adjustments in Certain Cases. The adjustments in the number of Shares purchasable upon exercise of a Warrant under clause (i)(y) of this paragraph (d) shall not apply to (A) the issuance on or after the Effective Date of options awarded to employees, officers or directors or other qualified plan participants of the Company pursuant to an option plan or another option grant approved by the Board of Directors (“Management Options”), to purchase shares of Common Stock in an aggregate amount not to exceed 10% of the Common Stock, on a fully diluted basis after the distribution of the Post-Termination Securities (as defined in the Plan) (subject to adjustment for stock splits, stock subdivisions, stock combinations and similar events) (the “Common Stock Option Pool”), (B) the issuance of Common Stock upon the exercise of Management Options whose issuance was exempt from Section 14(d) pursuant to clause (A) above, up to an amount not to exceed the Common Stock Option Pool, (C) the issuance of Common Stock or other securities of the Company upon the exercise of the Warrants, the New Series B Warrants or New Series C Warrants (each as defined in the Plan), (D) any Common Stock or options for the purchase of Common Stock or any stock or other securities convertible into or exchangeable for Common Stock issued pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit or employees, consultants or directors of the Company or its subsidiaries approved by the Company’s stockholders and its Board of Directors, and any shares of Common Stock issuable upon exercise of any such options or convertible or exchangeable securities, or (E) the issuance of Common Stock pursuant to the Rights Offering (as defined in, and in accordance with, the Plan).

                  (e) Other Dilutive Events. The Board of Directors shall make such additional adjustments in application of such provisions as it deems necessary or appropriate in its sole discretion, to effectuate the essential intent and principles established in paragraphs (a) through (d) above, necessary to preserve the purchase rights represented by each Warrant.

                  (f) No De Minimis Adjustment. No adjustment in the number of Shares purchasable upon exercise of a Warrant shall be required unless such adjustment would require an increase or decrease of at least one percent (1.0%) in the number of Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments that by reason of this Section 14(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest cent and to the nearest one-hundredth of a share, as the case may be.

                  (g) Exercise Price Adjustment. Whenever the number of shares of Common Stock purchasable upon the exercise of any Warrant is adjusted as herein provided (whether or not the Company then or thereafter elects to issue additional Warrants in substitution for an adjustment in the number of Shares as provided in Section 14(h)), the Exercise Price payable upon exercise of such Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of such Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter (calculated, in each case, assuming that the Company does not elect to issue additional Warrants in substitution for an adjustment in the number of Shares purchasable upon exercise of a Warrant under Section 14(h), whether or not the Company does in fact so elect).

                  (h) Common Stock: Other Securities. For the purpose of this Section 14, the term “shares of Common Stock” shall mean (i) the shares of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If at any time, as a result of an adjustment made pursuant to Sections 14(a) or 14(c), the holders of Warrants shall become entitled to purchase any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the applicable Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to such shares contained in Section 14(a) through (g), inclusive, above, and the provisions contained in this Agreement with respect to such shares, shall apply on like terms to any such other shares.

                  (i) Issuance of Additional Warrants in Lieu of Adjustment. The Company may elect, in its sole discretion, on or after the date of any adjustment required by paragraphs (a) or (d) of this Section 14, to adjust the number of Warrants in substitution for an adjustment in the number of Shares purchasable upon the exercise of a Warrant. Each of the Warrants outstanding after such adjustment of the number of Warrants shall be exercisable for the same number of Shares as immediately prior to such adjustment. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest one-hundredth) obtained by dividing the applicable Exercise Price in effect prior to adjustment of such Exercise Price by the applicable Exercise Price in effect after adjustment of such Exercise Price. The Company shall notify the holders of Warrants of its election to adjust the number of Warrants in the same manner as provided in the first paragraph of Section 16, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made, and shall give prompt written notice thereof to the Warrant Agent. This record date may be the date on which the Exercise Price is adjusted or any day thereafter. Upon each adjustment of the number of Warrants pursuant to this Section 14(i) the Company shall, as promptly as practicable, cause to be distributed to holders of record of Warrants on such record date Warrant Certificates evidencing, subject to Section 15, the additional Warrants to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Warrant Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Warrant Certificates evidencing all the Warrants to be issued, executed and registered in the manner specified in Sections 4 and 5 (and which may bear, at the option of the Company, the applicable adjusted Exercise Price) and shall be registered in the names of the holders of record of Warrant Certificates on the record date specified in the notice.

                  (j) No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrants against dilution or other impairment.

                  (k) Changes to Form of Warrant Certificate. Irrespective of any adjustments in an Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate (including the rights, duties or obligations of the Warrant Agent), and any Warrant Certificate thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

     SECTION 15. Fractional Shares. Notwithstanding any adjustment pursuant to Section 14 in the number of Shares purchasable upon the exercise of a Warrant, the Company shall not be required to issue fractions of Shares upon exercise of the Warrants, or to distribute certificates which evidence fractional Shares. If Warrant Certificates evidencing more than one Warrant shall be surrendered for exercise at one time by the same holder, the number of full Shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Warrants so surrendered. If any fraction of a share of Common Stock would, except for the provisions of this Section 15, be issuable upon exercise of any Warrant or Warrants, the Company shall, at its election, upon the exercise of such Warrant or Warrants, either (a) purchase such fraction for an amount in cash equal to such fraction of the Market Price (as determined pursuant to Section 14(b)) of a share of Common Stock, or (b) round up the number of Shares issued upon exercise of such Warrant or Warrants to the next whole integer.

     SECTION 16. Notices to Warrantholders. Upon any adjustment of the number of shares of Common Stock purchasable upon exercise of each Warrant, any Exercise Price or the number of Warrants outstanding including any adjustment pursuant to Section 14, the Company, within 10 calendar days thereafter, shall (i) cause to be filed with the Warrant Agent a certificate signed by the Chairman of the Board of Directors, Chief Executive Officer, the President or any Vice President of the Company setting forth the event giving rise to such adjustment, such Exercise Price and either the number of Shares purchasable upon exercise of each Warrant or the additional number of Warrants to be issued for each previously outstanding Warrant, as the case may be, after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such adjustment was made, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at such holder’s address appearing on the Warrant

Register, written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 16. Absent manifest error, the Warrant Agent shall be fully protected in relying in good faith on any such certificate and in making any adjustment described therein and shall have no duty with respect to, and shall not be deemed to have knowledge of, any adjustment unless and until it shall have received such a certificate.

     In case:

              (a) the Company shall order, declare, make or pay any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a cash dividend) to the holders of its shares of Common Stock; or

              (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into shares of Common Stock or any right to subscribe thereto; or

              (c) of any reclassification of the capital stock of the Company (other than a subdivision or combination of outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company, or of any other Organic Change; or

              (d) there shall be a dissolution, liquidation or winding up of the Company;

then the Company shall cause written notice of such event to be filed with the Warrant Agent and shall cause written notice of such event to be given to each of the registered holders of the Warrant Certificates at such holder’s address appearing on the Warrant Register, by first-class mail, postage prepaid, and make prompt written notification thereof to the Warrant Agent, such giving of notice and publication to be completed at least 10 calendar days (or 20 calendar days in any case specified in clause (d) above) prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or for the determination of stockholders entitled to vote on such proposed merger, sale, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. The failure to give the notice required by this Section 16 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, dissolution, liquidation or winding up or the vote upon or any other action taken in connection therewith.

     SECTION 17. Warrant Agent. The Warrant Agent undertakes only the duties and obligations expressly imposed by this Agreement and the Warrant Certificate, in each case upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

         (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the accuracy of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. Except as otherwise provided herein, the Warrant Agent assumes no responsibility with respect to the execution, delivery or distribution of the Warrant Certificates.

              (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company, nor shall it at any time be under any duty or responsibility to any holder of a Warrant to make or cause to be made any adjustment in any Exercise Price or in the number of Shares issuable upon exercise of any Warrant (except as instructed by the Company), or to determine whether any facts exist that may require any such adjustments, or with respect to the nature or extent of or method employed in making any such adjustments when made.

              (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may also be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel, absent gross negligence, bad faith or willful misconduct (each as determined by a final order, judgment, ruling or decree of a court of competent jurisdiction) in the selection and continued retention of such counsel and the reliance on such counsel’s advice.

              (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

              (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent under this Agreement, to reimburse the Warrant Agent upon demand for all reasonable expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the preparation, administration, delivery, execution and amendment of this Agreement and the performance of its duties under this Agreement and to indemnify the Warrant Agent and save it harmless against any and all losses, liabilities and reasonable expenses, including judgments, damages, fines, penalties, claims, demands, settlements, costs and reasonable counsel fees and expenses, for anything done or omitted by the Warrant Agent arising out of or in connection with this Agreement except as a result of its gross negligence, bad faith or willful misconduct (each as determined by a final order, judgment, ruling or decree of a court of competent jurisdiction). The reasonable costs and expenses incurred by the Warrant Agent in enforcing the right to indemnification shall be paid by the Company unless it is determined by a final order, judgment, decree or ruling of a court of competent jurisdiction that the Warrant Agent is not entitled to indemnification due to its gross negligence, bad faith or willful misconduct.

              (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrant Certificates furnishes the Warrant Agent with reasonable security and indemnity for any costs or expenses that may be incurred. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery or judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

              (g) The Warrant Agent, and any stockholder, affiliate, director, officer or employee thereof, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company is interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it was not the Warrant Agent under this Agreement, or a stockholder, director, officer or employee of the Warrant Agent, as the case may be. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

              (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in connection with this Agreement except in connection with its own gross negligence, bad faith or willful misconduct (each as determined by a final order, judgment, decree or ruling of a court of competent jurisdiction). In no event will the Warrant Agent be liable for special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever, even if the Warrant Agent has been advised of the possibility of such loss or damage. Any liability of the Warrant Agent under this Agreement to the Company will be limited to the amount of fees paid by the Company to the Warrant Agent.

              (i) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

              (j) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due and validly authorized execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its due and validly authorized countersignature thereof), nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of the Shares to be issued pursuant to this Agreement or any Warrant Certificate or as to whether the Shares will when issued be validly issued, fully paid and nonassessable or as to the Exercise Price or the number of Shares issuable upon exercise of any Warrant.

              (k) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, the Secretary or an Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Warrant Agent and the Warrant Agent shall not be liable for any action taken, suffered to be taken, or omitted to be taken by it in good faith in accordance with instructions of any such officer or in good faith reliance upon any statement signed by any one of such officers of the Company with respect to any fact or matter (unless other evidence in respect thereof is herein specifically prescribed) which may be deemed to be conclusively proved and established by such signed statement.

              (l) No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

              (m) If the Warrant Agent shall receive any notice or demand (other than notice of or demand for exercise of Warrants) addressed to the Company by the holder of the Warrant Certificates pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

              (n) The provisions of this Section 18 shall survive the termination of this Agreement, the exercise or expiration of the Warrants and the resignation or removal of the Warrant Agent.

     SECTION 18. Change of Warrant Agent. If the Warrant Agent resigns (such resignation to become effective not earlier than 90 calendar days after the giving of written notice thereof to the Company and the registered holders of Warrant Certificates) or shall be adjudged a bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property or affairs or shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay or meet its debts generally as they become due, or if an order of any court shall be entered approving any petition filed by or against the Warrant Agent under the provisions of bankruptcy laws or any similar legislation, or if a receiver, trustee or other similar official of it or of all or any substantial part of its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation, protection, relief, winding up or liquidation, or becomes incapable of acting as Warrant Agent or if the Board of Directors of the Company by resolution removes the Warrant Agent (such removal to become effective not earlier than 30 calendar days after the filing of a certified copy of such resolution with the Warrant Agent and the giving of written notice of such removal to the registered holders of Warrant Certificates), the Company shall appoint a successor to the Warrant Agent. If the Company fails to make such appointment within a period of 30 calendar days after such removal or after it has been so notified in writing of such resignation or incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate (in the case of incapacity), then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a bank or trust company, in good standing, incorporated under the laws of any state or of the United States of America. As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant Agent to be given to each of the registered holders of the Warrant Certificates at such holder’s address appearing on the Warrant

Register. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed. The former Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder and execute and deliver, at the expense of the Company, any further assurance, conveyance, act or deed necessary for these purposes. Failure to give any notice provided for in this Section 19 or any defect therein, shall not affect the legality or validity of the removal of the Warrant Agent or the appointment of a successor Warrant Agent, as the case may be.

     SECTION 19. Merger, Consolidation or Change of Name of Warrant Agent. Any person into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any person resulting from any merger, conversion or consolidation to which the Warrant Agent is a party, or any person succeeding to the shareholder services business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any document or any further act on the part of any of the parties hereto, if such person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 19. If any of the Warrant Certificates have been countersigned but not delivered at the time such successor to the Warrant Agent succeeds under this Agreement, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and if at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

     If at any time the name of the Warrant Agent is changed and at such time any of the Warrant Certificates have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name; and if at that time any of the Warrant Certificates have not been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

     SECTION 20. Miscellaneous.

              (a) Warrantholder Not Deemed a Stockholder. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

              (b) Notices to Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by any registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made if sent by certified mail, return receipt requested, or by nationally recognized overnight courier service, addressed (until another address is filed in writing by the Company with the Warrant Agent), or by facsimile transmission with receipt confirmed, or by personal delivery as follows:

XO Communications, Inc. 11111 Sunset Hills Road Reston, Virginia 20190 Facsimile: (703) 547-2025 Attention: General Counsel

     If the Company fails to maintain such office or agency or fails to give such notice of any change in the location thereof, presentation may be made and notices and demands may be served at the principal office of the Warrant Agent.

     Any notice pursuant to this Agreement to be given by the Company or by any registered holder of any Warrant Certificate to the Warrant Agent shall be sufficiently given if sent by certified mail, return receipt requested, or by nationally recognized overnight courier service, addressed (until another address is filed in writing by the Warrant Agent with the Company), or by facsimile transmission with receipt confirmed, or by personal delivery as follows (the “Warrant Agent Office”):

American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038 Facsimile No.: (718) 921-8335 Attention: Warrant Agent for XO Communications, Inc.

     If the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

              (c) Payment of Taxes and Charges. The Company will from time to time promptly pay to the Warrant Agent, or make provisions satisfactory to the Warrant Agent for the payment of, all taxes and charges that may be imposed by the United States or any state upon the Company or the Warrant Agent in connection with the issuance or delivery of shares of Common Stock upon the exercise of any Warrants, but any taxes or charges in connection with the issuance of Warrant Certificates or certificates for shares of Common Stock in any name other than that of the registered holder of the Warrant Certificate surrendered shall be paid by such registered holder; and, in such case, the Company shall not be required to issue or deliver any Warrant Certificate or certificate for shares of Common Stock until such taxes or charges shall have been paid or it has been established to the Company’s satisfaction that no tax or charge is due. The Warrant Agent shall have no duty or obligation under this Section unless and until it is satisfied that all such taxes and/or charges have been paid.

              (d) Entire Agreement; Amendments. This Agreement constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement may not be amended or supplemented and no provision hereof may be waived, except in a writing signed by both the Company and the Warrant Agent and with the prior written consent of holders of the Warrants exercisable for a majority of the Shares then issuable upon exercise of the Warrants then outstanding; provided, however, that the Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity, manifest error or other mistake in this Agreement, or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and the Warrant Agent may deem necessary or desirable and that shall not adversely affect, alter or change the interests of the holders of the Warrants; and provided, further, that each amendment or supplement that decreases the Warrant Agent’s rights or increases its duties and responsibilities hereunder shall also require the prior written consent of the Warrant Agent. Notwithstanding any of the foregoing, the Company may not increase the Exercise Price, shorten the duration of the Warrants, or change the securities or other property for which Warrants are exercisable without the consent of each of the holders affected thereby.

              (e) Payments for Consent. The Company shall not directly or indirectly pay or cause to be paid any consideration, whether by way of fee or otherwise, to any holder of any Warrants for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Agreement or the Warrant Certificates unless such consideration is offered to be paid or agreed to be paid to all holders of the Warrants which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or amendment.

              (f) Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

              (g) Governing Law Venue and Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State, irrespective of any contrary result otherwise required by applicable conflict or choice of law rules. Each party hereto consents and submits to the jurisdiction of the courts of the State of New York and of the federal courts of the Southern District of New York in connection with any action or proceeding brought against it that arises out of or in connection with, that is based upon, or that relates to this Agreement or the transactions contemplated hereby. In connection with any such action or proceeding in any such court, each party hereto hereby waives personal service of any summons, complaint or other process and hereby agrees that service thereof may be made in accordance with the procedures for giving notice set forth in Section 20(b) hereof. Each party hereto hereby waives any objection to jurisdiction or venue in any such court in any such action or proceeding and agrees not to assert any defense based on lack of jurisdiction or venue in any such court in any such action or proceeding.

              (h) Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

              (i) Holder of Warrant May Enforce Rights. Notwithstanding any other provision of this Agreement, any holder of a Warrant Certificate, without the consent of the Warrant Agent, the holder of any Shares or the holder of any other Warrant Certificate, may, in his, her or its own behalf and for his, her or its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, his, her or its right to exercise the Warrants evidenced by his, her or its Warrant Certificate in the manner provided in the Warrant Certificate and in this Agreement.

              (j) Obtaining of Governmental Permits. The Company will from time to time, take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities act filings under United States federal and state laws which may be or become required in connection with the issuance, sale, transfer and delivery of the Shares issued upon exercise of the Warrants, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrants, or upon the expiration of the period during which the Warrants are exercisable.

              (k) Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

              (l) Headings. The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and in no way modify or restrict any of the terms or provisions hereof.

              (m) Meaning of Terms Used in Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Any references to any federal, state, local or foreign statute or law shall also refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. Unless the context otherwise requires: (i) a term has the meaning assigned to it by this Agreement; (ii) forms of the word “include” mean that the inclusion is not limited to the items listed; (iii) “or” is disjunctive but not exclusive; (iv) words in the singular include the plural, and in the plural include the singular; (v) provisions apply to successive events and transactions; (vi) “hereof”, “hereunder”, “herein” and “hereto” refer to the entire Agreement and not any section or subsection; (vii) “$” means the currency of the United States; (viii) “business day” means any day, except for Saturday and Sunday, on which banks are not required or authorized by law or executive order to close in New York City; (ix) “affiliate” shall have the meaning specified in Rule 12b-2 of the Securities Exchange Act of 1934, as amended; (x) “control” shall have the meaning specified in Rule 12b-2 of the Securities Exchange Act of 1934, as amended; and (xi) “person” means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

              (n) Severability. If any part of this Agreement shall be held to be invalid or unenforceable by any court, or regulatory agency or body, such invalidity or unenforceability shall attach only to such part and shall not affect the validity or enforceability of the rest of this Agreement. Furthermore, in lieu of any such invalid or unenforceable provision or condition, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms and commercial effect to such invalid or unenforceable provision as may be possible and be valid and enforceable.

[The next page is the signature page]

     IN WITNESS WHEREOF, the parties hereto have caused this Series A Warrant Agreement to be executed and delivered as of the day and year first above written.

XO COMMUNICATIONS, INC

By: /s/ Gary D. Begeman
Name: Gary D. Begeman
Title: Senior Vice President, General Counsel

AMERICAN STOCK TRANSFER & TRUST COMPANY

By: /s/ Geraldine M. Zarbo
Name: Geraldine M. Zarbo
Title: Vice President

EXHIBIT A

[FORM OF FACE OF SERIES A WARRANT CERTIFICATE]

VOID AFTER JANUARY 16, 2010

     This Global Warrant Certificate is held by The Depositary Trust Company (the “Depositary”) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any person under any circumstances except that (i) this Global Warrant Certificate may be exchanged in whole but not in part pursuant to Section 6(a) of the Warrant Agreement, (ii) this Global Warrant Certificate may be delivered to the Warrant Agent for cancellation pursuant to Section 6(i) of the Warrant Agreement and (iii) this Global Warrant Certificate may be transferred to a successor Depositary with the prior written consent of the Company.1

     Unless this Global Warrant Certificate is presented by an authorized representative of the Depositary to the Company or the Warrant Agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co. or such other entity as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful because the registered owner hereof, Cede & Co., has an interest herein.1

     Transfers of this Global Warrant Certificate shall be limited to transfers in whole, but not in part, to nominees of the Depositary or to a successor thereof or such successor’s nominee, and transfers of portions of this Global Warrant Certificate shall be limited to transfers made in accordance with the restrictions set forth in Section 6 of the Warrant Agreement.1

     No registration or transfer of the securities issuable pursuant to the Warrant will be recorded on the books of the Company until the provisions of Section 6 of the Warrant Agreement have been complied with.

1      These paragraphs are to be included only if the Warrant is in the form of a Global Warrant Certificate

CUSIP No. 983764 14 3

No. ________	WARRANT TO PURCHASE ______
SHARES OF COMMON STOCK

XO COMMUNICATIONS, INC.

SERIES A WARRANT TO PURCHASE COMMON STOCK

     This Series A Warrant Certificate (“Warrant Certificate”) certifies that ______or its registered assigns, is the registered holder of a Warrant (the “Warrant”) of XO Communications, Inc., a Delaware corporation (the “Company”), to purchase the number of shares (the “Shares”) of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company set forth above. This Warrant expires on January 16, 2010, (such date, the “Expiration Date”) and entitles the holder to purchase from the Company the number of fully paid and nonassessable Shares set forth above at the exercise price (the “Exercise Price”) multiplied by the number of Shares set forth above (the “Exercise Amount”), payable to the Company by wire transfer in immediately available funds of the Exercise Amount to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or by delivery of a certified check in immediately available funds of the Exercise Amount to the Warrant Agent at its corporate office, no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date (as defined in the Warrant Agreement). The initial Exercise Price shall be $6.25 (or, if less, 125% of the Rights Offering Price (as defined in the Warrant Agreement)).

     Subject to the terms and conditions set forth herein and in the Warrant Agreement, this Warrant may be exercised by the Holder thereof, by:

              (i) providing written notice of such election (“Warrant Exercise Notice”) to exercise the Warrant to the Warrant Agent at the address set forth in the Warrant Agreement, “Re: XO Communications, Inc. Warrant Exercise”, by hand or by facsimile, no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall be in the form of an election to purchase Shares of Common Stock of the Company substantially in the form set forth either (x) in Exhibit B-1 to the Warrant Agreement, properly completed and executed by the Holder; provided that such written notice may only be submitted by persons who hold Definitive Warrant Certificates, or (y) in Exhibit B-2 to the Warrant Agreement, properly completed and executed by the Holder; provided that such written notice may only be submitted with respect to Warrants held through the book-entry facilities of the Depositary, by or through persons that are direct participants in the Depositary;

              (ii) delivering, either (x) no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date, such Warrants to the Warrant Agent by book-entry transfer through the facilities of the Depositary or (y) no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date, the Warrant Certificates evidencing such Warrants to the Warrant Agent if Definitive Warrant Certificates have been issued and delivered pursuant to the Warrant Agreement; and

A-2

         (iii) paying the applicable Exercise Amount, together with any applicable taxes and governmental charges.

     The Exercise Price and the number of shares of Common Stock purchasable upon exercise of this Warrant are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

     No Warrant may be exercised prior to the Effective Date or after the Expiration Date. After the Expiration Date, the Warrants will become wholly void and of no value.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

     This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

     Dated: ______

XO COMMUNICATIONS, INC.

By:___________________________
Name:
Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY as Warrant Agent

By:___________________________
Name:
Title:

A-3

[FORM OF REVERSE OF SERIES A WARRANT CERTIFICATE]

XO COMMUNICATIONS, INC.

     The Warrant evidenced by this Warrant Certificate is a part of a duly authorized issue of Warrants to purchase a maximum of 9,500,000 shares of Common Stock issued pursuant to that certain Series A Warrant Agreement, dated as of January 16, 2003 (the “Warrant Agreement”), duly executed and delivered by the Company and American Stock Transfer & Trust Company, as Warrant Agent (the “Warrant Agent”). The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be inspected at the Warrant Agent Office and is available upon written request addressed to the Company. All capitalized terms used herein but not defined that are defined in the Warrant Agreement shall have the meanings assigned to them therein.

     Warrants may be exercised to purchase Shares from the Company from the Effective Date through 5:00 p.m. New York City time on the Expiration Date, at the Exercise Price set forth on the face hereof, subject to adjustment as described in the Warrant Agreement. Subject to the terms and conditions set forth herein and in the Warrant Agreement, the Holder of the Warrant evidenced by this Warrant Certificate may exercise such Warrant by:

              (i) providing a Warrant Exercise Notice to the Warrant Agent at the address set forth in the Warrant Agreement, “Re: XO Communications, Inc. Warrant Exercise”, by hand or by facsimile, no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall be in the form of an election to purchase Shares of Common Stock of the Company substantially in the form set forth either (x) in Exhibit B-1 to the Warrant Agreement, properly completed and executed by the Holder; provided that such written notice may only be submitted by persons who hold Definitive Warrant Certificates, or (y) in Exhibit B-2 to the Warrant Agreement, properly completed and executed by the Holder; provided that such written notice may only be submitted with respect to Warrants held through the book-entry facilities of the Depositary, by or through persons that are direct participants in the Depositary;

              (ii) delivering, either (x) no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date, such Warrants to the Warrant Agent by book-entry transfer through the facilities of the Depositary or (y) no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date, the Warrant Certificates evidencing such Warrants to the Warrant Agent if Definitive Warrant Certificates have been issued and delivered pursuant to Section 3; and

              (iii) paying the applicable Exercise Amount, together with any applicable taxes and governmental charges.

The Exercise Amount shall be payable by wire transfer in immediately available funds of the Exercise Amount to an account of the Warrant Agent specified in writing by the Warrant Agent

A-1-R

for such purpose or by delivery of a certified check in immediately available funds of the Exercise Amount to the Warrant Agent at its corporate office, no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date. The initial Exercise Price shall be $6.25 (or, if less, 125% of the Rights Offering Price (as defined in the Warrant Agreement)).

     In the event that upon any exercise of the Warrant evidenced hereby the number of Shares actually purchased shall be less than the total number of Shares purchasable upon exercise of the Warrant evidenced hereby, there shall be issued to the holder hereof, or such holder’s assignee, a new Warrant Certificate evidencing a Warrant to purchase the Shares not so purchased. No adjustment shall be made for any cash dividends on any Shares issuable upon exercise of this Warrant. After the Expiration Date, unexercised Warrants shall become wholly void and of no value.

     The Company shall not be required to issue fractions of Shares or any certificates that evidence fractional Shares. If any fraction of a share of Common Stock would, except for the provisions of the preceding sentence, be issuable upon exercise of any Warrant or Warrants, the Company shall, at its election, either (i) purchase such fraction for an amount in cash equal to such fraction of the Market Price (as defined in the Warrant Agreement) of a share of Common Stock or (ii) round up the number of Shares issued upon exercise of such Warrant or Warrants to the next whole integer.

     Warrant Certificates, when surrendered at the Warrant Agent Office by the registered holder thereof in person or by a legal representative or attorney duly authorized in writing, by mail or by book-entry delivery through the facilities of the Depositary may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants to purchase in the aggregate a like number of Shares.

     No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws. The Company or the Warrant Agent may require that, as a condition to any sale, exchange or transfer of a Warrant that the holder deliver to the Company and the Warrant Agent an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company, to the effect that such sale, exchange or transfer is made in compliance with the Securities Act and all applicable state securities laws or pursuant to an exempt transaction under the Securities Act and such state securities laws. The provisions of this paragraph shall not apply to the exercise of any Warrant to the extent that the Shares issued upon such exercise (and any unexercised portion of the Warrant so exercised) shall be issued to the same registered holder that exercised such Warrant.

     The Company and Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

A-2-R

EXHIBIT B-1

[FORM OF ELECTION TO EXERCISE FOR WARRANT HOLDERS
HOLDING WARRANTS IN FORM OF DEFINITIVE WARRANT
CERTIFICATES WHEN WARRANT CERTIFICATES WILL BE
PHYSICALLY DELIVERED IN CONNECTION WITH THE
WARRANT EXERCISE]

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______newly issued shares of Common Stock of XO Communications, Inc. (the “Company”) at the Exercise Price of $____ per share. The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby.

     The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such Shares $______by wire transfer in immediately available funds of the Exercise Amount to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or by delivery of a certified check in immediately available funds of the Exercise Amount to the Warrant Agent at its corporate office, no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date:

     The undersigned requests that a certificate representing the Shares be registered and delivered as follows:

Name

Address

Delivery Address (if different)

B-1-1

     If such number of Shares is less than the aggregate number of Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the balance of such Shares shall be registered and delivered as follows:

Name

Address

Delivery Address (if different)

Social Security or Other Taxpayer	Signature
Identification Number of Holder

Note: The above signature must correspond
with the name as written upon the face of
this Warrant Certificate in every
particular, without alteration or
enlargement or any change whatsoever. If
the certificate representing the Shares or
any Warrant Certificate representing
Warrants not exercised is to be registered
in a name other than that in which this
Warrant Certificate is registered, the
signature of the holder hereof must be
guaranteed.

SIGNATURE GUARANTEED:

B-1-2

EXHIBIT B-2

[FORM OF ELECTION TO EXERCISE WARRANT FOR
HOLDERS HOLDING WARRANTS THROUGH BOOK-ENTRY
FACILITIES OF THE DEPOSITORY TRUST COMPANY
WHEN EXERCISE OF WARRANT WILL OCCUR THROUGH
SUCH FACILITIES]

[TO BE COMPLETED BY DIRECT PARTICIPANT
IN THE DEPOSITORY TRUST COMPANY]

XO Communications, Inc.

Warrants to Purchase _____ Shares of Common Stock

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

     The undersigned hereby irrevocably elects to exercise the right, represented by ______Warrants held for its benefit through the book-entry facilities of The Depository Trust Company (the “Depositary”), to purchase ______newly issued shares of Common Stock of XO Communications, Inc. (the “Company”) at the Exercise Price of $_____ per share.

     The undersigned represents, warrants and promises that (1) it has delivered or will deliver no later than 5:00 p.m., New York time, on two business days after the date on which this Warrant Exercise Notice is delivered the number of Warrants specified below to the Warrant Agent’s account at the Depositary by book-entry transfer; (2) it has the full power and authority to exercise and deliver the Warrants exercised hereby; and (3) it has delivered the exercise price of U.S. $______for each Warrant exercised hereby, by wire transfer in immediately available funds of the Exercise Amount to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or by delivery of a certified check in immediately available funds of the Exercise Amount to the Warrant Agent at its corporate office, no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date.

     The undersigned requests that the principal amount of Warrants exercised hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below; provided, that if the shares of Common Stock are evidenced by global securities, the shares of Common Stock shall be registered in the name of the Depositary or its nominee.

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Dated: ________________________

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO
5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL
NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT
THE DEPOSITARY TO WHICH YOU MUST DELIVER YOUR WARRANTS ON THE EXERCISE DATE AND
(2) THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE
WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

NAME OF DIRECT PARTICIPANT IN THE DEPOSITARY:

___________________________________
(PLEASE PRINT)

ADDRESS:_________________________

__________________________________
CONTACT NAME:

___________________________________

TELEPHONE (INCLUDING INTERNATIONAL
CODE):
___________________________________
FAX (INCLUDING INTERNATIONAL CODE):

___________________________________

SOCIAL SECURITY OR OTHER TAXPAYER
IDENTIFICATION NUMBER (IF APPLICABLE):

___________________________________

ACCOUNT FROM WHICH WARRANTS ARE
BEING DELIVERED:

___________________________________

DEPOSITARY ACCOUNT NO.

___________________________________

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE
INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED
TO THE ATTENTION OF “XO COMMUNICATIONS, INC. WARRANT EXERCISE”.

WARRANT HOLDER DELIVERING WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT
DELIVERING THIS WARRANT EXERCISE NOTICE

NAME:
___________________________________
(PLEASE PRINT)

ADDRESS:_________________________

__________________________________

CONTACT NAME:

__________________________________

TELEPHONE (INCLUDING INTERNATIONAL
CODE):
__________________________________

FAX (INCLUDING INTERNATIONAL CODE):

__________________________________

SOCIAL SECURITY OR OTHER TAXPAYER
IDENTIFICATION NUMBER (IF APPLICABLE):

__________________________________

ACCOUNT TO WHICH THE SHARES OF
COMMON STOCK ARE TO BE CREDITED:

__________________________________

DEPOSITARY ACCOUNT NO.

__________________________________

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FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON
DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
__________________________________
(PLEASE PRINT)

ADDRESS:_________________________

__________________________________

CONTACT NAME:
__________________________________

TELEPHONE (INCLUDING INTERNATIONAL CODE):

__________________________________

FAX (INCLUDING INTERNATIONAL CODE):

__________________________________

SOCIAL SECURITY OR OTHER TAXPAYER
IDENTIFICATION NUMBER (IF APPLICABLE):

__________________________________

NUMBER OF WARRANTS BEING EXERCISED:

__________________________________

(ONLY ONE EXERCISE PER WARRANT
EXERCISE NOTICE)

SIGNATURE:
__________________________________

NAME:
__________________________________

CAPACITY IN WHICH SIGNED:

__________________________________

SIGNATURE GUARANTEED:

__________________________________

B-2-2

EXHIBIT C

[FORM OF ASSIGNMENT]

(TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH
HOLDER DESIRES TO TRANSFER THE WARRANT CERTIFICATE)

     FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto

Name of Assignee

Address of Assignee

this Warrant Certificate, together with all right, title and interest therein, and does irrevocably constitute and appoint ______attorney, to transfer the within Warrant Certificate to purchase ______shares of Common Stock to which the Warrant Certificate relates on the books of the Warrant Agent, with full power of substitution.

Dated	Signature

Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Social Security or Other Taxpayer Identification Number of Assignee

SIGNATURE GUARANTEED:

C-1